INVENTORY - Summary of Inventories (Detail) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Inventory, Net [Abstract]
Raw materials	$ 640	$ 1,053
Work in process	803	2,242
Finished goods	425	941
Total	$ 1,868	$ 4,236